OCTOBER 24, 2025
SUPPLEMENT TO
HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS
HARTFORD DYNAMIC BOND ETF
DATED SEPTEMBER 15, 2025
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
Under the heading “Prior Performance of Related Accounts” in the above referenced Prospectus, the “Total Returns for the Periods Ended December 31” table and footnotes are deleted in their entirety and replaced with the following:
Total returns for the periods ended December 31
	2018**	2019	2020	2021	2022	2023	2024
Composite (Net of Dynamic Bond ETF expenses (before fee waivers and/or expense reimbursements))	1.61%	12.11%	18.36%	0.86%	-5.38%	10.93%	5.38%
Composite (Net of Dynamic Bond ETF expenses (after fee waivers and/or expense reimbursements)))	1.68%	12.22%	18.48%	0.96%	-5.29%	11.04%	5.49%
Composite (Gross)	2.14%	12.89%	19.19%	1.57%	-4.72%	11.71%	6.12%
Dynamic Bond Mutual Fund (Net of Class F expenses, after fee waivers and/or expense reimbursements)	N/A	N/A	N/A	N/A	0.10%†	10.56%	5.13%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.49%	8.72%	7.51%	-1.54%	-13.01%	5.53%	1.25%
*
This is not the performance of the Fund.
**
The Since Inception returns for the Composite and the Bloomberg US Aggregate Bond Index reflect performance beginning March 31, 2018, the inception date of the Composite.
***
The Since Inception returns for the Dynamic Bond Mutual Fund reflect performance beginning June 7, 2022, the inception date of the Dynamic Bond Mutual Fund.
†
Performance of Dynamic Bond Mutual Fund is for the period June 7, 2022 through December 31, 2022.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7761ETF
October 2025